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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 25, 2002

                          VALLEY FINANCIAL CORPORATION
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

      VIRGINIA                                    33-77568                         54-1702380

(State of Incorporation)                       (Commission                        (I.R.S. Employer
                                                File Number)                  Identification Number)
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                             36 Church Avenue, S.W.
                             Roanoke, Virginia 24011

                    (Address of principal executive offices)

                                 (540) 342-2265

                (Issuer's telephone number, including area code)

Item 5. Other Events.

     Valley Financial Corporation (the "Company"), the holding company for Roanoke, VA-based Valley Bank, announced on January 18, 2002 its financial results for the period ended December 31, 2001. The financial results are detailed in the Company's Press Release dated January 18, 2002 filed as Exhibit A to this Form 8-K and incorporated by reference herein.

     The Company's common stock is traded over the counter under the symbol
VYFC.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VALLEY FINANCIAL CORPORATION

Date: January 25, 2002                  /s/ A. Wayne Lewis
                                        ----------------------------------------

                                        A. Wayne Lewis, Executive Vice President

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                                                                       Exhibit A

FOR RELEASE 4:00 p.m. January 18, 2002
- --------------------------------------

VALLEY FINANCIAL CORPORATION
36 Church Avenue, S.W.
Roanoke, Virginia 24011

For Further Information Contact:

Ellis L. Gutshall, President and Chief Executive Officer
A. Wayne Lewis, Executive Vice President and Chief Operating Officer
(540) 342-2265

             VALLEY FINANCIAL CORPORATION ANNOUNCES RECORD EARNINGS

ROANOKE, VIRGINIA. January 18, 2002 -- Roanoke-based Valley Financial Corporation announced today its consolidated financial results. For the three months ended December 31, 2001 Valley Financial reported record net income of $570,000 compared with $402,000 for the same three months of 2000, a 42% increase. Fully-diluted earnings per share were $.46 in 2001's fourth quarter versus $.35 in 2000, a 31% increase. The percentage increase in earnings per share would have approximated the percentage increase in net income except for the Company's issuance in November 2000 of 200,000 additional shares of common stock in a public offering. The Company's return on average total assets was 1.25% for the fourth quarter and its return on average shareholders' equity was 13.99%, compared with 1.01% and 12.33%, respectively, reported for the same period in 2000.

At December 31, 2001 Valley Financial's total assets were $193,868,000, total deposits were $138,866,000, total loans stood at $147,573,000 and total shareholders' equity was $16,304,000. Compared with December 31, 2000 the Company experienced increases of $33,704,000 or 21% in total assets, $8,992,000 or 7% in total deposits and $33,085,000 or 29% in total loans over the twelve-month period. With total capital at December 31, 2001 representing over 11% of risk-adjusted total assets, the Company easily exceeds the regulatory minimums to be considered "well capitalized."

                                    - MORE -

Press Release
Valley Financial Corporation
January 18, 2002
Page 2






Net income for the full year 2001 was a record $1,712,000 compared with $1,467,000 in 2000, an increase of 17%. Fully-diluted earnings per share were $1.37 in 2001, up from $1.35 in 2000. Return on average total assets was 1.00% for the year ended December 31, 2001 versus 0.99% in 2000, and return on average total equity was 11.05% in 2001 against 13.10% in 2000. As with the fourth quarter results, the comparison of earnings per share and return on equity for the full twelve-month periods in 2001 and 2000 was materially affected by the 200,000 share November 2000 public stock offering.

Ellis L. Gutshall, President and Chief Executive Officer of Valley Financial, stated "During the fourth quarter we largely completed the process of restructuring the balance sheet to deal with the unprecedented swings in interest rates between 2000 and 2001 that had reduced our net interest margin. The margin for the fourth quarter was 4.32%, up from 3.88% and 3.66%, respectively, for the third and second quarters of 2001. Conversely, the cost of funds for the fourth quarter was 3.47%, down from 4.42% in the third quarter and 4.75% in the second quarter of 2001".

Noting that the Federal Reserve had slashed interest rates by 4.75 percentage points during 2001 after aggressively raising them in 1999 and 2000, Gutshall said "The wild gyrations in interest rates over the past couple of years have posed a major challenge to community banks as yields on earning assets for much of 2001 fell faster than rates paid on deposits and other funds. The Fed has never cut interest rates this much this quickly, and short-term rates are at levels unseen in forty years. Valley Bank's exceptionally strong loan growth and aggressive repricing of funding sources during 2001 allowed us to largely offset the pressure on the net interest margin as the year progressed and, along with other factors, resulted in the strong increase in earnings."

                                    - MORE -

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Press Release
Valley Financial Corporation
January 18, 2002
Page 3






Valley Financial Corporation is the holding company for Valley Bank, which opened in 1995 and engages in a general commercial and retail banking business in the Roanoke Valley, emphasizing the needs of small businesses, professional concerns and individuals. Valley Bank operates from five full-service offices at 36 Church Avenue, 2203 Crystal Spring Avenue and 1518 Hershberger Road in Roanoke City, 4467 Starkey Road in Roanoke County and 8 East Main Street in the City of Salem. Construction has begun on a sixth full-service office at 1003 Hardy Road in the Town of Vinton, which is expected to open in May 2002. The bank recently acquired property at the intersection of Route 419 and Keagy Road in Roanoke City, adjacent to Lewis-Gale Hospital, and plans to open its seventh full-service office at that location in Spring 2003.

The Common Stock of Valley Financial Corporation is traded over the counter under the symbol VYFC, and is quoted on the OTC Bulletin Board, an electronic quotation and trade reporting service of the National Association of Securities Dealers.

                                     - END -


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                          VALLEY FINANCIAL CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)
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

                                                                                 December 31           December 31
                                                                                    2001                     2000
                                                                           ---------------------     --------------------
                                                                                 (in thousands, except share data)
Assets
Cash and due from banks                                                            $6,235                   $3,988
Money market investments                                                              143                      113
Securities available-for-sale                                                      33,265                   37,883

Loans                                                                             147,573                  114,488
     Less allowance for loan losses and unearned fees                              (1,490)                  (1,241)
                                                                                  -------                  -------
                   Total net loans                                                146,083                  113,247

Premises and equipment                                                              4,084                    3,075
Other assets                                                                        4,058                    1,858
                                                                                   ------                   ------
                   Total assets                                                  $193,868                 $160,164
                                                                                =========                =========

Liabilities and Shareholders' Equity

Non-interest bearing demand deposits                                              $24,297                  $17,254
Interest bearing demand, savings & money maket deposits                            36,630                   28,431
Time deposits greater than $100,000                                                25,591                   16,668
Other deposits                                                                     52,348                   67,521
                                                                                  -------                  -------
                   Total deposits                                                 138,866                  129,874

Short term borrowings                                                               3,824                    1,762
Securities sold under agreements to repurchase                                      3,347                    1,983
Federal Home Loan Bank advances                                                    30,000                   10,000
Other liabilities                                                                   1,527                    1,890
                                                                                  -------                  -------
                   Total liabilities                                              177,564                  145,509
                                                                                 --------                  -------

Preferred stock, no par value.  Authorized 10,000,000
     shares; none issued and outstanding
Common stock, no par value. Authorized 10,000,000 shares; issued and outstanding 1,213,207 at December 31, 2001, 1,213,207 at
    December 31, 2000                                                              12,295                   12,299
Accumulated retained earnings                                                       4,113                    2,401
Accumulated other comprehensive loss                                                 (104)                     (45)
                                                                                    -----                     ----
                   Total shareholders' equity                                      16,304                   14,655
                                                                                  -------                   ------

                   Total liabilities and shareholders' equity                    $193,868                 $160,164
                                                                                =========                 ========

Balance Sheet Ratios:

Nonperforming loans/total loans                                                     0.37%                    0.34%
Loans past due > 90 days/total loans                                                0.02%                    0.05%
Allowance for loan losses/loans, net                                                1.00%                    1.05%
Book value per share, exclusive of accumulated other                              $13.52                   $12.12
   comprehensive loss

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                          VALLEY FINANCIAL CORPORATION
                   CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

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


                                                              Three Months                       Twelve Months
                                                                                   Ended
                                                                                 December 31
                                                    -----------------------------------------------------------------
                                                         2001             2000             2001             2000
                                                     -------------    -------------    -------------     ------------
                                                                     (in thousands, except per share data)



Interest Income                                          $3,274           $3,186          $12,969          $11,786
Interest Expense                                          1,428            1,795            6,748            6,305
                                                          -----            -----            -----            -----
Net interest income                                       1,846            1,391            6,221            5,481

Provision for loan losses                                   107               78              301              281
                                                            ---               --              ---              ---
Net interest income after provision for loan losses       1,739            1,313            5,920            5,200

Noninterest Income                                          168              124              612              417
Noninterest Expense                                       1,047              884            4,082            3,549
                                                          -----              ---            -----            -----

Net income before taxes                                    $860             $553           $2,450           $2,068
                                                           ----             ----           ------           ------

Provision for income taxes                                 $290             $151             $738             $601
                                                           ----             ----             ----             ----

Net income                                                 $570             $402           $1,712           $1,467
                                                           ====             ====           ======           ======

Diluted net income per share                              $0.46            $0.35            $1.37            $1.35
                                                          =====            =====            =====            =====

Performance Ratios:

Return on average total assets                             1.25%            1.01%            1.00%            0.99%
Return on average total shareholders' equity              13.99%           12.33%           11.05%           13.10%
Yield on average earning assets (TEY)                      7.61%            8.52%            8.03%            8.43%
Cost of funds                                              3.47%            4.97%            4.37%            4.63%
Net interest margin                                        4.32%            3.79%            3.91%            4.00%
Overhead efficiency ratio                                 51.22%           56.45%           58.28%           58.16%


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